UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2010

CAPITAL BANK CORPORATION
(Exact name of registrant as specified in its charter)

North Carolina	000-30062	56-2101930
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

333 Fayetteville Street, Suite 700
Raleigh, North Carolina 27601
(Address of principal executive offices) (Zip Code)

 (919) 645-6400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Effective March 12, 2010, the Audit Committee of the Board of Directors (the “Audit Committee”) of Capital Bank Corporation (the “Company”) approved the dismissal of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm.

During the fiscal years ended December 31, 2008 and December 31, 2009 and during the period from January 1, 2010 through March 12, 2010, the Company had (i) no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which that, if not resolved to Grant Thornton’s satisfaction, would have caused it to make reference to the subject matter of any such disagreement in connection with its reports for such years and interim periods and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K during the two most recent fiscal years or the subsequent interim period.

Grant Thornton’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2008 and December 31, 2009 do not contain any adverse opinion or disclaimer of opinion, nor are qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company has provided Grant Thornton a copy of the disclosures it is making in this Current Report on Form 8-K prior to filing with the SEC and requested that Grant Thornton furnish the Company with a letter addressed to the SEC stating whether or not Grant Thornton agrees with the above statements. A copy of such letter, dated March 16, 2010, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Also, effective March 12, 2010, the Audit Committee approved the engagement of Elliott Davis, PLLC as the Company’s independent registered public accounting firm for the Company’s 2010 fiscal year.

During the fiscal years ended December 31, 2008 and December 31, 2009 and during the period from January 1, 2010 through March 12, 2010, neither the Company nor anyone on its behalf has consulted with Elliott Davis, PLLC regarding (i) the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv), or any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Document

Exhibit 16.1	Letter of Grant Thornton dated March 16, 2010

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2010	CAPITAL BANK CORPORATION

	By:	/s/ B. Grant Yarber
B. Grant Yarber
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description of Document

Exhibit 16.1	Letter of Grant Thornton dated March 16, 2010